The Board recommends that you DO NOT ACCEPT the Comrit tender offer* November 19, 2021 Dear Stockholder: I am writing to you on behalf of the board of directors (the “Board”) of American Healthcare REIT, Inc. (“AHR”) to notify you about an unsolicited third-party mini-tender offer (the “Comrit Offer”) being made for your shares of AHR common stock by Comrit Investments 1, Limited Partnership (“Comrit”) in what we believe is an opportunistic attempt to purchase your shares at a reduced share price. Comrit is offering to purchase up to an aggregate of 936,037 shares of AHR’s Class T or Class I common stock at a low price of $6.41 per share (the “Shares”). This is not an offer from AHR. After carefully evaluating the Comrit Offer and consulting with our management and such advisors as deemed appropriate by the Board, the Board recommends that you DO NOT ACCEPT the Comrit Offer and DO NOT tender your shares. In arriving at its recommendation, the Board considered the following material factors: (i) (ii) (iii) The Comrit Offer price of $6.41 per share is approximately 30% lower than AHR’s most recent estimated net asset value (“NAV”) of Class T and Class I common stock of $9.22 per share as of September 30, 2020. This estimated NAV was determined by the Board with the assistance of an independent third-party valuation firm.1 The Board believes that the Comrit Offer represents an opportunistic attempt by Comrit to purchase the Shares at a low share price and make a profit, depriving stockholders who tender their shares the potential opportunity to realize the long-term value of their investment in AHR. As admitted by Comrit, the Comrit Offer is being made “for investment purposes and with the intention of making a profit from the ownership of the Shares.” Comrit determined the Comrit Offer price pursuant to its own analysis and states that it “has not made an independent appraisal of the Shares or [AHR’s] properties in connection with the [Comrit Offer] and is not qualified to appraise real estate.” Hence, Comrit acknowledges that its offer price was established based on Comrit’s own objectives and not based on your best financial interest. In summary, we believe the Comrit Offer represents an attempt by Comrit to catch AHR stockholders off-guard and acquire the Shares at a discounted price, allowing Comrit to make a profit and depriving stockholders that tender their shares the potential of the long-term value of those Shares. Stockholders who tender their shares will lose their right to receive any future distributions that are paid after the conclusion of the Comrit Offer. AHR currently pays distributions at an annualized rate of $0.40 per share, and as disclosed in AHR’s public filings, management is targeting a listing of its common stock on a national securities exchange by the end of 2022, subject to market conditions. While there are no guarantees of future distributions or a liquidity event and there can be no certainty regarding the long-term value of AHR’s common stock because the value is dependent on a number of factors, stockholders who tender their shares pursuant to the Comrit Offer would give up their rights to any future distributions after the conclusion of the Comrit Offer as well as their rights to receive any proceeds from any liquidity event that may be considered by AHR in the future. We urge you to consult your financial advisor and exercise caution with respect to this and other mini-tender offers. The Securities and Exchange Commission (“SEC”) has cautioned investors about these kinds of offers in an investor alert, as they are often made in an attempt to profit at investors’ expense. The SEC noted that these offers “have been increasingly used to catch investors off guard,” and cautioned that investors need to scrutinize these types of offers carefully. To read more about the risks of “mini-tender” offers, please review the alert at www.sec.gov/investor/pubs/minitend.htm. EXHIBIT 99.1

SEC rules permit third parties, such as Comrit, to distribute unsolicited mini-tender offers to stockholders of public companies. However, in order to maintain the confidentiality of our stockholders, AHR has only provided stockholder mailing information needed to distribute the Comrit Offer materials to a third-party financial printer that is unaffiliated with Comrit. Therefore, Comrit will not have access to any additional stockholder information unless the stockholder agrees to accept the tender offer by Comrit. The cost of mailing out the Comrit Offer materials will be paid by Comrit and not by our company. Please note that none of AHR’s directors or executive officers who own shares intends to tender any shares in the Comrit Offer. In light of the foregoing factors, the Board recommends that YOU DO NOT ACCEPT the Comrit Offer. The Board understands that you must make your own independent decision whether to tender or refrain from tendering your shares. We strongly urge you to carefully consider all aspects of the Comrit Offer in light of your own circumstances, including (i) your investment objectives, (ii) your financial circumstances, including your tolerance for risk and need for immediate liquidity that cannot be satisfied by other means, (iii) other financial opportunities available to you, (iv) your own tax position and tax consequences, and (v) other factors you determine are relevant to your decision. You should carefully review all of the Comrit Offer documents sent to you by Comrit, as well as AHR’s publicly available annual, quarterly and other reports filed with the SEC at www.sec.gov, and consult with your own financial, tax and other advisors in evaluating the Comrit Offer before deciding whether to tender your shares. PLEASE CONSULT WITH YOUR FINANCIAL ADVISOR AND TAX ADVISOR ABOUT THE IMPACT OF A SALE ON YOUR OWN PARTICULAR SITUATION. To REJECT the Comrit Offer, simply IGNORE IT; you do not need to respond to anything. If you have already agreed to tender your shares pursuant to the Comrit Offer, you may withdraw your acceptance of the Comrit Offer by notifying Comrit at any time prior to the termination of the Comrit Offer. Should you have any questions or need further information about your options, please feel free to contact your financial advisor or American Healthcare REIT, Inc. Investor Services at 844-460-9414. Sincerely, Danny Prosky Chief Executive Officer, President and Director *Please note that, due to the frequency of these tender offers, we will no longer mail these opportunistic mini-tender offer responses to you directly. Going forward, we will only provide our responses in a filing with the SEC at www.sec.gov and on our website at www.AmericanHealthcareREIT.com. If you receive one of these tender offers in the future, please go to these websites to review the Board’s response. You may also request a printed copy by calling your financial advisor or American Healthcare REIT, Inc. Investor Services at 844-460-9414. We believe this is a more efficient way to handle these mini-tender offers and help preserve the value of your investment in AHR. 1 For more information on the most recent estimated NAV, including the assumptions, estimates and judgments used to determine the estimated NAV, see AHR’s Current Report on Form 8-K filed with the SEC on March 19, 2021. This most recent estimated NAV was determined prior to AHR’s merger with Griffin-American Healthcare REIT III, Inc. and may not fully reflect the impact of the merger on the value of AHR’s assets. Cautionary Note Regarding Forward-Looking Statements Certain statements contained in this letter other than historical facts may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward- looking statements are predictions and generally can be identified by use of statements that include phrases such as “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “foresee,” “looking ahead,” “is confident,” “should,” “will,” “predicted,” “likely” or other words or phrases of similar import. Similarly, statements that describe or contain information related to matters such as AHR’s intent, belief or expectation with respect to its financial performance, investment strategy and portfolio, cash flows, growth prospects, valuation estimates, liquidity options and distribution rates and amounts are forward-looking statements. These forward-looking statements often reflect a number of assumptions and involve known and unknown risks, uncertainties and other factors that could cause AHR’s actual results to differ materially from those currently anticipated in these forward-looking statements. Certain factors that could cause actual results to differ materially from these forward-looking statements are listed from time to time in AHR’s SEC reports, including, but not limited to, the risk factors provided in AHR’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.